Exhibit 10.16

INDEMNIFICATION AGREEMENT

This Agreement dated ●

BETWEEN:

● , of ●

(“Indemnitee”)

AND:

ANGIOTECH PHARMACEUTICALS, INC.,
a corporation incorporated under the laws of British Columbia

(“Angiotech”)

BACKGROUND

A.

The Indemnitee has agreed to continue to be employed by Angiotech’s US subsidiary, Angiotech Pharmaceuticals (US), Inc. (“Angiotech US”), in the position of ●, on and subject to the terms and conditions of an Executive Employment Agreement dated ●.

B.

As part of that employment relationship, the Indemnitee has agreed that Angiotech US may ask the Indemnitee to serve as an officer of Angiotech and/or as a director and/or officer of one or more of Angiotech’s affiliates or subsidiaries (in addition to serving in the position of ●).

C.

Subject to the Business Corporations Act (British Columbia), Angiotech’s articles authorize Angiotech to indemnify the Indemnitee for liabilities and expenses that may be incurred by the Indemnitee by reason of the Indemnitee being a director, officer, or employee of Angiotech, or of an affiliate or subsidiary of Angiotech, or of any other entity at Angiotech’s request.

D.

Angiotech wishes to indemnify the Indemnitee in certain circumstances for liabilities and expenses that the Indemnitee may incur by reason of the Indemnitee being a director, officer, or employee of Angiotech, or of an affiliate or subsidiary of Angiotech, or of any other entity at Angiotech’s request, in accordance with this Agreement.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1.

DEFINITIONS

1.1

In this Agreement:

(a)

“Act” means the Business Corporations Act (British Columbia), as amended from time to time, or any successor legislation;

(b)

“Associated Corporation” means

(i)

a corporation that is or was an affiliate or subsidiary of Angiotech, at a time when the Indemnitee is or was a director, officer, or employee of the corporation,

(ii)

another corporation of which the Indemnitee is or has been, at Angiotech’s request, a director, officer, or employee, or

(iii)

a partnership, trust, joint venture, or other unincorporated entity of which the Indemnitee holds or has held, at Angiotech’s request, a position equivalent to that of a director or officer, or is or has been, at Angiotech’s request, an employee;

(c)

“Board” means the Board of Directors of Angiotech;

(d)

“Eligible Penalty” means a judgment, penalty, or fine awarded or imposed in, or an amount paid in settlement of, an Eligible Proceeding;

(e)

“Eligible Proceeding” means a Proceeding in which the Indemnitee, or any of the Indemnitee’s heirs, successors, or personal or other legal representatives

(i)

is or may be joined as a party, or

(ii)

is or may be liable for or in respect of a judgment, penalty, or fine in, or Expenses related to, the Proceeding,

by reason of the Indemnitee being or having been a director, officer, or employee of, or holding or having held a position equivalent to that of a director or officer of, Angiotech or an Associated Corporation;

(f)

“Expenses” includes costs, charges, and expenses, including legal and other fees, incurred in respect of a Proceeding, but does not include judgments, penalties, fines, or amounts paid in settlement of a Proceeding;

(g)

“Indemnitee” includes, except in paragraphs  and , ,  and , , and , both the Indemnitee and the Indemnitee’s heirs, successors, and personal or other legal representatives, but does not include anyone else;

(h)

“Proceeding” includes any legal proceeding or investigative action, whether current, threatened, pending, or completed.

2.

INDEMNIFICATION

2.1

Subject to the provisions of this Agreement, Angiotech will, to the fullest extent permitted by law:

(a)

indemnify and save harmless the Indemnitee from and against any and all Eligible Penalties for which the Indemnitee is or may be liable, and

(b)

after the final disposition of an Eligible Proceeding, pay the Expenses actually and reasonably incurred by the Indemnitee in respect of that Eligible Proceeding.

2.2

Subject to paragraphs  and , at the request of the Indemnitee, Angiotech will pay Expenses referred to in paragraph  in advance, to the extent Angiotech determines it to be necessary or appropriate to do so to enable the Indemnitee to properly investigate, defend, or appeal the applicable Eligible Proceeding.

2.3

This Agreement is effective as of ●, and will continue in effect after the Indemnitee ceases to be a director, officer, or employee, or to hold a position equivalent to that of a director or officer, of Angiotech or any Associated Corporation.

3.

LIMITATIONS AND CONDITIONS

3.1

Despite any other provision of this Agreement, Angiotech will not indemnify the Indemnitee in respect of or in relation to any Eligible Proceeding or any Eligible Penalties incurred therein, or pay any Expenses of the Indemnitee in respect of or in relation to any Eligible Proceeding:

(a)

if Angiotech is prohibited under the Act or any other applicable law from making such payments;

(b)

if the Eligible Proceeding is or was brought against the Indemnitee by or on behalf of Angiotech or an Associated Corporation;

(c)

if, in relation to the subject matter of the Eligible Proceeding, the Indemnitee did not act honestly and in good faith, with a view to, or with sufficient regard for, the best interests of Angiotech and of any applicable Associated Corporation;

(d)

in the case of an Eligible Proceeding other than a civil proceeding, if the Indemnitee did not have reasonable grounds for believing that the Indemnitee’s conduct in respect of which the Eligible Proceeding was brought was lawful;

(e)

if the Indemnitee makes an admission of liability or guilt or enters into a settlement with respect to the Eligible Proceeding without Angiotech’s consent contrary to paragraph , to the extent any Eligible Penalties or Expenses are incurred as a result of that admission or settlement;

(f)

if, after Angiotech decides under paragraph  to assume and direct the carriage of the defence and handling of the Eligible Proceeding, the Indemnitee unreasonably withholds consent to a request by Angiotech to enter into a settlement with respect to the Eligible Proceeding under paragraph , to the extent that any Expenses are incurred thereafter, and to the extent that any Eligible Penalties, or any portion thereof, may not have been incurred if the Indemnitee had consented to such admission or settlement;

(g)

if, after Angiotech decides under paragraph  to assume and direct the carriage of the defence and handling of the Eligible Proceeding, the Indemnitee incurs any Expenses in relation to the Eligible Proceeding that are not consented to or authorized by Angiotech or otherwise authorized under this Agreement, to the extent of such unauthorized Expenses;

(h)

to the extent that such indemnification has been provided, or payments made, to or on behalf of the Indemnitee by an insurer under a policy of insurance maintained by Angiotech or an Associated Corporation;

(i)

to the extent that the Indemnitee may have become disentitled from receiving such indemnification from, or having such payments made by, an insurer under a policy of insurance maintained by Angiotech or an Associated Corporation, as a result of the Indemnitee breaching any term or condition of the applicable policy of insurance contrary to paragraph , or exercising any right under the applicable policy of insurance without Angiotech’s consent contrary to paragraph ; or

(j)

to the extent that Angiotech or any Associated Corporation indemnifies or pays the Expenses of the Indemnitee in respect of or in relation to the Eligible Proceeding other than under this Agreement.

3.2

The Board will determine whether the Indemnitee is or will be disentitled under paragraph  from receiving any payment, or any portion thereof, under this Agreement.

3.3

The Board may make a determination under paragraph  before or after the disposition of the applicable Eligible Proceeding.

3.4

Despite any determination the Board may previously have made under paragraph , if, after making any payment to the Indemnitee under this Agreement, including any payment made under paragraph  or , the Board acquires information indicating that the Indemnitee was or ought to have been disentitled from receiving that payment, or any portion thereof, under paragraph  or any other provision of this Agreement, the Board may require the Indemnitee to repay Angiotech forthwith the amount of such payment, or the applicable portion thereof.

3.5

If the Board requires the Indemnitee to repay Angiotech any amount under paragraph , or if it is otherwise determined by an arbitrator under Part  that the Indemnitee is required to repay Angiotech any amount that the Indemnitee was not entitled to receive under this Agreement or otherwise by law:

(a)

the Indemnitee will repay that amount to Angiotech forthwith; and

(b)

Angiotech will be entitled to set off any unpaid portion of that amount against any debt, liability, or amount that may be owing by Angiotech to the Indemnitee under this Agreement or otherwise.

4.

NOTICE, DEFENCE, AND SETTLEMENT OF ELIGIBLE PROCEEDING

4.1

The Indemnitee will cooperate fully with Angiotech, and provide any information that Angiotech may require from time to time, and act with the utmost good faith towards Angiotech, with respect to all matters under this Agreement.  In particular, the Indemnitee will notify Angiotech forthwith of:

(a)

receiving notice of, or becoming aware of, any Eligible Proceeding (including a threatened Eligible Proceeding);

(b)

being served with any writ, statement of claim, notice of motion, indictment, or other document commencing or continuing any Eligible Proceeding; and

(c)

all other steps taken in, or in relation to, any Eligible Proceeding.

4.2

The Indemnitee will not make any admission of liability or guilt, or enter into any settlement, with respect to any Eligible Proceeding without the prior written consent of Angiotech.

4.3

If Angiotech pays any Expenses referred to in paragraph  in advance under paragraph , or if the Board determines, before the disposition of an Eligible Proceeding, that the Indemnitee will be indemnified under this Agreement as to 50% or more of any Eligible Penalties referred to in paragraph  or Expenses referred to in paragraph , Angiotech may, at its option and subject to the provisions of any applicable policy of insurance, assume and direct the carriage of the defence and handling of such Eligible Proceeding, to determine whether and in what manner such Eligible Proceeding will be defended, appealed, compromised, or settled, and, subject to paragraph , to select legal counsel to represent the Indemnitee.

4.4

If Angiotech assumes and directs the carriage of the defence and handling of an Eligible Proceeding under paragraph :

(a)

the Indemnitee will cooperate fully with Angiotech and act with the utmost good faith towards Angiotech in all matters relating to such Eligible Proceeding;

(b)

the Indemnitee will disclose to Angiotech any facts, information, or documents in the Indemnitee’s knowledge, possession, or control that may be relevant to the defence and handling of the Eligible Proceeding, including, subject to paragraph , any legal or other professional advice obtained by the Indemnitee with respect to the defence and handling of the Eligible Proceeding; and

(c)

Angiotech will not make any admission of liability or guilt, or enter into any settlement on the Indemnitee’s behalf, without the Indemnitee’s consent, which will not be unreasonably withheld.

4.5

In any Eligible Proceeding, the Indemnitee may retain legal counsel other than the counsel selected by Angiotech under paragraph  to represent the Indemnitee, provided that the fees and disbursements of such other counsel will be paid by the Indemnitee, unless:

(a)

the Indemnitee and Angiotech mutually agree to the retention of such other counsel; or

(b)

the parties to such Eligible Proceeding (including any added or interpleaded parties) include the Indemnitee and Angiotech (or any Associated Corporation), and representation of both the Indemnitee and Angiotech (or the applicable Associated Corporation) by the same legal counsel is inappropriate or impracticable due to an actual or potential conflict between the interests of the Indemnitee and Angiotech (or the applicable Associated Corporation).

5.

INSURANCE

5.1

Angiotech may purchase and maintain insurance for the benefit of the Indemnitee or the Indemnitee’s heirs, successors, or personal or other legal representatives, against any liability that may be incurred by reason of the Indemnitee being or having been a director, officer, or employee of, or holding or having held a position equivalent to that of a director or officer of, Angiotech or an Associated Corporation.

5.2

The nature and extent of the coverage of any insurance purchased and maintained under paragraph  will be determined from time to time by the Board.

5.3

The Indemnitee will comply with all applicable obligations under any policy of insurance that may be maintained by Angiotech or by any Associated Corporation under which coverage is provided or may be available for any Eligible Penalties or Expenses incurred with respect to an Eligible Proceeding.

5.4

The Indemnitee will not, without the prior written consent of Angiotech, exercise any right under any policy of insurance referred to in paragraph  in any manner that may affect the provision or availability of coverage under the policy for any Eligible Penalties or Expenses incurred with respect to an Eligible Proceeding.

6.

OTHER RIGHTS OF THE INDEMNITEE

6.1

The indemnification or payment of any Eligible Penalties or Expenses under this Agreement will not diminish any other rights to which the Indemnitee or the Indemnitee’s heirs, successors, or personal or other legal representatives may be entitled under any provision of the Act, Title 23B of the Revised Code of Washington, or any other enactment, Angiotech’s articles, Angiotech US’s articles of incorporation, any applicable policy of insurance, guarantee, or third party indemnity, any vote of the shareholders of Angiotech, or otherwise, whether as to any matter arising out of the Indemnitee’s capacity as a director, officer, or employee of Angiotech or an Associated Corporation, or as to any matter arising out of another capacity with Angiotech or an Associated Corporation while serving as a director, officer, or employee of Angiotech or an Associated Corporation.

7.

NOTICES

7.1

All notices and other communications required or permitted to be given under this Agreement will be in writing, and will be delivered or sent by registered mail to the party entitled to receive them, as follows:

(a)

___________________________

___________________________

___________________________

(b)

ANGIOTECH PHARMACEUTICALS, INC.
1618 Station Street
Vancouver, BC  V6A 1B6
Attention:        Tammy Neske,
                       Vice President, Human Resources

7.2

Either party may notify the other in writing of a change of address to which notices will thereafter be given.

8.

SEVERABILITY AND WAIVER

8.1

Each provision of this Agreement is a separate obligation and is severable from all other such obligations, and if any of them is held by an arbitrator under Part  or by a Court to be invalid or unenforceable, this Agreement will be construed by limiting, restricting, or reducing the application or scope of the applicable provision or provisions, to the extent necessary to comply with applicable law then in effect.

8.2

In this Agreement:

(a)

a waiver of any provision of this Agreement will not be binding unless in writing and signed by both parties;

(b)

a failure to exercise or a delay in exercising any right or remedy under this Agreement will not be deemed to be a waiver of that right or remedy; and

(c)

a waiver or excuse by either party of any default or breach by the other party of any provision of this Agreement will not waive that party’s rights in respect of any continuing or subsequent default or breach, or affect the rights of that party in respect of any such continuing or subsequent default or breach.

9.

DISPUTE RESOLUTION

9.1

Before initiating any legal proceedings, the parties will attempt to resolve all disputes concerning the interpretation, application, or enforcement of any term of this Agreement, any alleged breach of or non-compliance with this Agreement, or otherwise arising out of or in connection with this Agreement, by mediated negotiation, and will use their best efforts to agree on a mediator and to resolve any disputes by mediation.

9.2

If a dispute referred to in paragraph  cannot be resolved by mediation within 15 days after one of the parties notifies the other of an intention to mediate the dispute, or if the parties are unable to agree to a mediator within 10 days of such notice, either party may give notice to the other party of its intention to refer the dispute to binding arbitration.

9.3

A dispute that is referred to binding arbitration under paragraph  will be finally resolved by a single arbitrator under the International Commercial Arbitration Act (British Columbia) (“ICAA”).

9.4

If the parties are unable to agree to an arbitrator within 10 days of the notice referring the dispute to arbitration, either party may make a request under the ICAA for the Chief Justice of the Supreme Court of British Columbia (“Supreme Court”) to appoint an arbitrator, who may be of any nationality, but must be a member of the Law Society of British Columbia.

9.5

The arbitration will be in Vancouver, British Columbia.

9.6

The arbitrator will:

(a)

subject to the provisions of this Agreement, apply the International Commercial Arbitration Rules of the British Columbia International Commercial Arbitration Centre with any modifications as may be agreed to by the parties, or such other rules of procedure as may otherwise be agreed to by the parties;

(b)

not have the authority or jurisdiction to award:

(i)

punitive or aggravated damages, or damages for any intangible loss or injury, including damage or injury to reputation, or psychological damage or injury, or

(ii)

injunctive relief, specific performance, or any other equitable remedy;

(c)

conduct the arbitration proceeding within 30 days of being appointed; and

(d)

render a decision within 30 days of the completion of the arbitration proceeding.

9.7

The award of the arbitrator will be final and binding, and any order, ruling, or award made by the arbitrator will not be questioned, reviewed, restrained, amended, or set aside by the Supreme Court, except in accordance with section 34 of the ICAA.

9.8

Despite paragraph , either party may, before or after an arbitration has commenced, apply to the Supreme Court for interim relief under section 9 of the ICAA.

9.9

For greater certainty, paragraphs  and  will not affect the arbitrator’s authority or jurisdiction under section 17 of the ICAA to order either party to take any interim measure of protection that the arbitrator may consider necessary.

10.

GOVERNING LAW AND FORUM

10.1

This Agreement is deemed to be made in British Columbia, and will be governed by and construed and interpreted in accordance with the laws of British Columbia and laws of Canada applicable therein.

10.2

Subject to Part , if Angiotech commences a proceeding in the Courts of British Columbia to interpret or enforce any term of this Agreement or to resolve any dispute under it, the Indemnitee will irrevocably attorn to the jurisdiction of the Courts of British Columbia in connection therewith, and the Courts of British Columbia will have exclusive jurisdiction in connection therewith.

11.

INDEPENDENT LEGAL ADVICE

11.1

Angiotech’s lawyers prepared this Agreement. The Indemnitee was asked to obtain independent legal advice before signing this Agreement, and represents by signing it that such advice has been obtained.

12.

ENUREMENT AND ASSIGNMENT

12.1

This Agreement will enure to the benefit of and be binding on the parties and their respective heirs, successors, personal or other legal representatives, and permitted assigns.

12.2

The Indemnitee will not assign this Agreement without Angiotech’s prior written consent.

13.

INTERPRETATION

13.1

Any reference in this Agreement to an enactment will be deemed to be a reference to such enactment as it may be amended or replaced from time to time, and any reference to a particular provision of an enactment will include a reference to an equivalent provision, if the enactment is amended or replaced.

13.2

If Angiotech is continued, incorporated, amalgamated, arranged under, or otherwise becomes governed by an enactment other than the Act, all references in this Agreement to the Act will be deemed to be references to such other enactment as it may be amended or replaced from time to time.

13.3

Any rule of interpretation that any ambiguity is to be resolved against the drafting party is not applicable to this Agreement.

14.

ENTIRE AGREEMENT

14.1

This Agreement will supersede and replace any and all prior agreements and discussions between the parties respecting its subject matter, except the Executive Employment Agreement dated ●, and contains the entire agreement between the parties with respect to its subject matter.

14.2

No amendment or variation of the terms of this Agreement will be effective or binding unless in writing and signed by both parties.

TO EVIDENCE THEIR AGREEMENT the parties have executed this Agreement on the dates appearing below.

SIGNED, SEALED AND DELIVERED by ● in the presence of:

_______________________________
Signature of Witness

_______________________________
Print Name of Witness

_______________________________
Address of Witness

_______________________________
Occupation of Witness

_______________________________
Date

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	__________________________________ ●

ANGIOTECH PHARMACEUTICALS, INC.

By:
_________________________________________
Authorized Signatory

Date: ___________________________________

______________________________________________________

BETWEEN:

●

AND:

ANGIOTECH PHARMACEUTICALS, INC.

______________________________________________________
INDEMNIFICATION AGREEMENT
______________________________________________________

Davis LLP 2800 Park Place 666 Burrard Street Vancouver, BC V6C 2Z7

______________________________________________________